THE MAINSTAY GROUP OF FUNDS

MainStay High Yield Opportunities Fund

Supplement dated August 27, 2010 (“Supplement”)
to the Prospectus dated February 26, 2010, as supplemented (the “Prospectus”)
and the Summary Prospectus dated February 26, 2010, as revised (the “Summary Prospectus”)

This Supplement updates certain information contained in the Prospectus and Summary Prospectus for MainStay High Yield Opportunities Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available by going online to mainstayinvestments.com/documents. Please review this important information carefully.

Effective August 27, 2010, in the section entitled “Principal Risks,” the second, third and fourth paragraphs under the subheading “Recent Market Events Risk” are hereby deleted and replaced with the following:

On September 15, 2008, one of the Fund's trading counterparties, Lehman Brothers International (Europe) ("LBIE"), was placed in insolvency administration under the U.K. Insolvency Act. As a result, the Fund has been unable to close out open short positions with LBIE and has been unable to sell or substitute out the securities that are pledged as collateral for these open short positions.  While this has not impacted the Fund’s ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund's ability to fully implement its investment strategy.  The Fund has been pursuing efforts to return the borrowed securities and secure the release of collateral.  In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion in the U.S. insolvency proceedings relating to Lehman Brothers Inc. seeking to secure the release of the collateral.  However, the Fund cannot assure that these efforts will be successful.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life Insurance Company (“New York Life”), an affiliate of the Fund’s adviser, have entered into an agreement with respect to the collateral.  Pursuant to that agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100 percent of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral.

As of August 25, 2010, the Fund had pledged approximately 12.02% of its net assets to cover its open short positions with LBIE.  These pledged securities are held in an account with the Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE.  To the extent that the Fund determines that these securities are illiquid, either due to the operational restraints discussed above or for any other reason, the Fund will not purchase additional illiquid securities if at the time of purchase the value of all portfolio securities deemed illiquid represents more than 15% the Fund's net assets.  However, the Fund may obtain illiquid securities as a result of a corporate action on an existing security held by the Fund, if the Fund's portfolio managers believe that holding such illiquid security is in the best interest of the Fund and its shareholders. The Fund may change any such determination at any time without notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.